UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2024

Astra Space, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39426	85-1270303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Skyhawk Street
Alameda, California	94501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 278-7217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 26, 2024, Astra Space, Inc. (the “Company”) entered into that Second Amendment to Securities Purchase Agreement and Second Amendment to Senior Secured Convertible Notes (the “Amendment”) which amendment amends (i) that certain Securities Purchase Agreement dated as of August 4, 2023 (as amended, inter alia, by the Reaffirmation Agreement and Omnibus Amendment Agreement dated as of November 6, 2023, the Limited Waiver and Consent and Omnibus Amendment No. 2 Agreement dated as of November 17, 2023, the Omnibus Amendment No. 3 Agreement dated as of November 21, 2023, the Amendment to Securities Purchase Agreement dated as of January 19, 2024, and the Amendment to Senior Secured Convertible Notes dated as of January 31, 2024) (as so amended, the “Purchase Agreement”); (ii) those Initial Issued Convertible Notes (as defined below), and (iii) the form of senior secured convertible note attached to the Purchase Agreement as filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on February 6, 2024 (the “February 8-K”). The Amendment, among other things, (i) extends the date by which any Subsequent Closing (as defined in the Purchase Agreement) may occur under the Purchase Agreement without the consent of the existing holders thereunder, (ii) increases the maximum amount of the aggregate Stated Principal Amount (as defined in the Purchase Agreement) of the senior secured convertible notes issuable pursuant to the Purchase Agreement, and (ii) updates the Buyers Schedule thereto to include the Subsequently Purchased Convertible Notes (as defined below). The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the copy of the Amendment filed herewith and incorporated by reference as Exhibit 10.1.

Item 2.03.	Creation of a Direct Financial Obligation.

Also on February 26, 2024, the Company closed a subsequent financing (the “Subsequent Financing”) with Chris Kemp, the Company’s chief executive officer, chairman and a director, through the Chris Kemp Living Trust dated February 10, 2023 (the “Kemp Trust”), and Adam London, the Company’s chief technology officer and a director (“Dr. London”, together with the Kemp Trust, collectively, the “Additional Investors”), pursuant to the Purchase Agreement, in which the Additional Investors purchased $300,000 in aggregate principal amount of a 12.0% Senior Secured Convertible Note due 2025 (the “Subsequently Purchased Convertible Notes”) in the form of the Senior Secured Convertible Note due 2025, as amended by the Amendment, and filed as Exhibit 4.1 attached hereto. The Additional Investors did not acquire any warrants.

Net proceeds from the Subsequent Financing, after deducting estimated offering expenses, were approximately $275,000. Following the sale of the Subsequently Purchased Convertible Notes and pursuant to the Amendment, the Company may issue up to an additional $10.9 million in senior secured convertible notes under the Purchase Agreement, subject to certain limitations.

Convertible Notes Issuance

The Subsequently Purchased Convertible Notes mature on November 15, 2025, unless extended, and are convertible into shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock” and such shares of Class A Common Stock issuable upon conversion of the Subsequently Purchased Convertible Notes, the “Underlying Shares”). On the Maturity Date, the Company will pay the Additional Investors, along with the holders of all of the Initially Issued Convertible Notes (the Subsequently Purchased Convertible Notes and the Initially Issued Convertible Notes collectively referred to as the “Convertible Notes”), an amount in cash equal to (i) the then-outstanding Stated Principal Amount of the Convertible Notes, multiplied by (ii) the then applicable Minimum Return (as defined in the Convertible Notes) amount in effect at such time, plus accrued and uncapitalized interest on the Convertible Notes (such amount, the “Minimum Return Maturity Amount”); provided that if the Maturity Date has been extended, the Company will pay holders of Convertible Notes an amount in cash equal to the greater of (x) the Minimum Return Maturity Amount and (y) the then-outstanding principal amount plus any accrued and uncapitalized interest on the Convertible Notes. In the event that any prepayment or redemption of the Convertibles Notes is made in full prior to the Maturity Date (or is deemed to have occurred in the case of an Event of Default Acceleration Event (as defined in the Convertible Notes)), the Company will pay in full all outstanding obligations under the Convertible Notes, which will include the payment, if applicable, of any Minimum Return amount, which ranges from 125% to 175% of the outstanding Stated Principal Amount of the Convertible Notes depending on the timing of the prepayment or redemption event, as applicable.

The terms related to interest, security, payments, conversion (including the conversion rate), rights of the Additional Investors upon a Fundamental Change (as defined in the Subsequently Purchased Convertible Notes) and affirmative and negative covenants are the same as described under the heading “Convertible Notes Issuance” in the Company’s Current Report on Form 8-K, filed with the SEC on November 24, 2023 (the “November 8-K”).

The Subsequently Purchased Convertible Notes were not issued pursuant to an indenture. Unless the Company obtains the Requisite Stockholder Approvals (as defined in the Purchase Agreement), the Company will be prohibited from issuing any shares of Class A Common Stock upon conversion of the Subsequently Purchased Convertible Notes.

The Subsequent Financing is connected to the Company’s announcements in its November 8-K and the Company’s Current Report on Form 8-K, filed with the SEC on January 25, 2024 (the “January 8-K”), of a series of closings of previous financing transactions (the “Initial Financings”) with JMCM, SherpaVentures Fund II, LP (“ACME Fund II”), the Kemp Trust, Dr. London, MH Orbit LLC (“Orbit”), RBH Ventures Astra SPV, LLC (“RBH” and together with JMCM, ACME Fund II, the Kemp Trust, Dr. London, Orbit and RBH, collectively, the “Initial Investors” and together with the Additional Investors, collectively, the “Investors”), pursuant to which the Company issued to the Initial Investors senior secured convertible notes (the “Initial Issued Convertible Notes”) in accordance with the form of Senior Secured Convertible Note due 2025 filed as Exhibit 4.1 to the February 8-K and warrants in accordance with the form of the Common Stock Purchase Warrant filed as Exhibit 4.2 to the November 8-K. Such Initial Financings are discussed in the November 8-K and the January 8-K.

The foregoing summary of the Subsequently Purchased Convertible Notes does not purport to be complete and is qualified in its entirety by reference to the form of Senior Secured Convertible Note that was filed as Exhibit 4.1 to the February 8-K which is incorporated herein by reference.

No Registration; Registration Rights

The Subsequently Purchased Convertible Notes and the Underlying Shares have not been, and the Subsequently Purchased Convertible Notes will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any other jurisdiction. The Subsequently Purchased Convertible Notes and the Underlying Shares may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and any applicable state securities laws. The Subsequently Purchased Convertible Notes were offered and sold to the Additional Investors in a transaction exempt from registration under the Securities Act in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. The Additional Investors are each an “accredited investor,” as defined in Regulation D, and are acquiring the Subsequently Purchased Convertible Notes and any Underlying Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

Pursuant to the Purchase Agreement, the Company is required to file a registration statement with the SEC no later than May 1, 2024 to register the resale of all Underlying Shares.

This current report on Form 8-K does not, and the exhibits attached hereto do not, constitute an offer to sell any security, including the Subsequently Purchased Convertible Notes or any Underlying Shares, nor a solicitation for an offer to purchase any security, including the Subsequently Purchased Convertible Note or any Underlying Shares, nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration, qualification, or exemption under the securities laws of any such jurisdiction.

Item 8.01.	Other Events.

As previously reported on the Company’s Current Report on Form 8-K, filed with the SEC on November 9, 2023, Mr. Kemp and Dr. London, who are also the founders of the Company (the “Founders”), delivered a non-binding proposal to the special committee of the Company’s Board of Directors (the “Special Committee”), offering to acquire all of the outstanding common stock of the Company not currently owned by the Founders, for an indicative purchase price of $1.50 per share in cash (the “Initial Proposal”), which Initial Proposal has been under careful and thoughtful review by the Special Committee and its legal and financial advisors while the Founders worked to secure sufficient financing to support the Initial Proposal. On February 24, 2024, the Founders delivered a revised proposal (the “Revised Proposal”) to the Special Committee, offering to acquire all of the outstanding common stock of the Company not currently owned by the Founders, for an indicative purchase price of $0.50 per share in cash. The Founders reported that they revised their offer price for a number of reasons, all of which are set forth in their letter to the Special Committee dated February 24, 2024, and filed as Exhibit 99.9 to each of their Schedule 13D/A filed with the SEC on February 26, 2024 (which are not incorporated by reference in this current report on Form 8-K) and includes “the amount of investor capital that [the Founders had] identified to date in support of this transaction.” The Revised Proposal is non-binding and is contingent on the Company having $20 million of cash on its balance sheet at closing of the proposed transaction, final approval of the proposed transaction by the Special Committee, execution of definitive financing arrangements with requisite investors, and entering into mutually acceptable definitive transaction agreements.

On February 26, 2024, the closing price of the Company’s Class A Common Stock was $1.76, making the indicative price an approximate 72% discount to the closing price on such date. The Founders are the sole holders of all outstanding shares of Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock”). The Class B Common Stock constitutes approximately 66% of the voting power of the Company.

The Special Committee, in consultation with its legal and financial advisors, is carefully reviewing and considering the Revised Proposal, including the conditions thereunder. The Company, under the supervision of the Special Committee, has explored a variety of funding options and transactions, none of which have come to fruition. Given the Company’s current liquidity situation, the Special Committee at this time believes the only alternative to the Revised Proposal is the filing of a voluntary petition for relief under Chapter 7 of the Bankruptcy Code. The Special Committee will pursue the course of action that it believes is in the best interests of all of the Company’s unaffiliated stockholders and other stakeholders. However, without additional financing, the Company have very limited cash resources to continue its business operations to the closing of a definitive agreement on the Revised Proposal should one be reached. The Special Committee is in discussions with the Founders regarding its interim financing needs to continuing business operations through a closing of a definitive agreement on the Revised Proposal. The Company’s stockholders do not need to take any action at this time. If the Special Committee pursues bankruptcy protection, it expects that such proceedings will result in a liquidation of the business, not a reorganization.

There can be no assurance that the Founders will be able to secure financing for the Revised Proposal or that a definitive agreement relating to the Revised Proposal or any other transaction will be entered into by the Company, or that any transaction will be consummated, whether with the Founders or otherwise, or that the conditions to the Founders’ Revised Proposal will be satisfied. In addition, there can be no assurance that the Company will be able to raise sufficient interim financing to fund its business operations through a closing of a definitive agreement relating to the Revised Proposal, should one be reached.

The Company assumes no obligation to comment on or disclose further developments regarding the Special Committee’s consideration of the Revised Proposal or a potential filing for voluntary relief under Chapter 7 of the Bankruptcy Code, except as required by law.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “target,” “explore,” “continue,” or the negative of these terms, and similar expressions intended to identify forward-looking statements.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or outcomes to differ materially from those anticipated or implied in the statements. Important factors that could cause actual outcomes or results to differ materially from the forward-looking statements include, but are not limited to, the outcome of the sale process or any discussions with any prospective buyers, the potential for such sale process to result in a whole-company sale of the Company, the extent to which any such transaction, if pursued, will be consummated, and the Company’s ability to raise sufficient interim financing to fund its business operations.

Additional risks and uncertainties that could cause actual results, performance or outcomes to differ materially from those contemplated by the forward-looking statements are and/or will be included under the caption “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission and any subsequent public filings. Forward-looking statements speak only as of the date the statements are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to update forward-looking statements, whether to reflect new information, events or circumstances after the date they were made or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Senior Secured Convertible Note due 2025 (as amended).

10.1*	Second Amendment to Securities Purchase Agreement and Second Amendment to Senior Secured Convertible Notes, dated February 26, 2024, by and among Astra Space, Inc., each of the subsidiaries of Astra Space, Inc. party thereto, the Investors and GLAS Americas LLC.

10.2	Omnibus Amendment No. 3 Agreement, dated as of November 21, 2023, between Astra Space, Inc., its subsidiaries, the Investors and GLAS Americas, LLC, as collateral agent (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed with the SEC on November 24, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

*

Non-material schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 1, 2024	Astra Space, Inc.

	By:	/s/ Axel Martinez
	Name:	Axel Martinez
	Title:	Chief Financial Officer